Employee Stock Ownership Plans (ESOP)	12 Months Ended
Jul. 02, 2011
Employee Stock Ownership Plans ESOP
Employee Stock Ownership Plans (ESOP)

Note 10 – Employee Stock Ownership Plans (ESOP)

The corporation maintains an ESOP that holds common stock of the corporation that is used to fund a portion of the corporation's matching program for its 401(k) savings plan for domestic non-union employees. The purchase of the original stock by the Sara Lee ESOP was funded both with debt guaranteed by the corporation and loans from the corporation. The debt guaranteed by the corporation was fully paid in 2004, and only loans from the corporation to the ESOP remain. Each year, the corporation makes contributions that, with the dividends on the common stock held by the Sara Lee ESOP, are used to pay loan interest and principal. Shares are allocated to participants based upon the ratio of the current year's debt service to the sum of the total principal and interest payments over the remaining life of the loan. The number of unallocated shares in the ESOP was 6 million at July 2, 2011 and 7 million at July 3, 2010. Expense recognition for the ESOP is accounted for under the grandfathered provisions contained within US GAAP.

The expense for the 401(k) recognized by the ESOP amounted to $15 million in 2011, $7 million in 2010 and $5 million in 2009. Payments to the Sara Lee ESOP were $23 million in 2011 and $11 million in 2010 and 2009.